UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 2019
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

1-33145
(Commission file number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

36-2257936 (I.R.S. Employer Identification Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 31, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 120,544,100 and each share of common stock was entitled to one vote.  The holders of 114,824,749 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of twelve directors to the Board of Directors to hold office until the 2020 Annual Meeting of Stockholders;
(ii)

the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation;

(iii)	the approval of the Sally Beauty Holdings, Inc. 2019 Omnibus Incentive Plan; and
(iv)	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

The voting results reported below are final.

Proposal 1 – Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2020 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Christian A. Brickman	111,530,276	447,181	87,541	2,759,751
Marshall E. Eisenberg	110,834,231	1,142,128	88,639	2,759,751
Diana S. Ferguson	111,693,972	284,185	86,841	2,759,751
David W. Gibbs	111,617,162	358,875	88,961	2,759,751
Linda Heasley	111,677,697	300,482	86,819	2,759,751

Joseph C. Magnacca	111,673,744	301,201	90,053	2,759,751
Robert R. McMaster	110,823,453	1,151,592	89,953	2,759,751
John A. Miller	110,830,124	1,144,699	90,175	2,759,751
P. Kelly Mooney	111,643,048	332,520	89,430	2,759,751
Susan R. Mulder	111,679,628	297,824	87,546	2,759,751
Denise Paulonis	111,704,700	273,329	86,969	2,759,751
Edward W. Rabin	110,400,157	1,575,147	89,694	2,759,751

Proposal 2 – Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis.  The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
107,912,507	4,031,413	121,078	2,759,751

Proposal 3 – Approval of the Sally Beauty Holdings, Inc. 2019 Omnibus Incentive Plan

The Sally Beauty Holdings, Inc. 2019 Omnibus Incentive Plan, was approved.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
106,054,676	5,977,305	33,017	2,759,751

Proposal 4 – Ratification of Selection of Auditors

The Board of Directors’ selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain
113,144,662	1,587,332	92,755

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

February 1, 2019	By:	/s/ John Henrich
Name:John Henrich
Title: Interim General Counsel and Secretary